EXHIBIT 99.1

                                  $117,601,000
                                  (Approximate)
                                 GSAMP 2003-SEA2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

====================================================================================================================================
                         Approximate                          Initial         Estimated
                          Principal      Initial Credit     Pass-Through      Avg. Life       Principal Payment       Moody's/S&P
    Certificates           Balance         Support(1)         Rate (2)        (yrs) (3)         Window (3)(4)       Expected Rating
------------------------------------------------------------------------------------------------------------------------------------
A-1                      $110,609,000         8.25%             [ ]%             3.67           11/03-2/15              Aaa/AAA
M-1                        $3,918,000         5.00%             [ ]%             6.82           11/06-2/15                A2/A
B-1                        $3,074,000         2.45%             [ ]%             6.82           11/06-2/15              Baa2/BBB
B-2 [not offered]           N/A                N/A              N/A              N/A                N/A                   N/A
   Total                 $117,601,000 (5)
====================================================================================================================================

(1) Assuming initial overcollaterialization of 0.10% building to a target of 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

(2) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in July 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 10%.

Selected Mortgage Pool Data (6)
-------------------------------

================================================================================

                                                                       Total
--------------------------------------------------------------------------------
Scheduled Principal Balance:                                       $120,555,754

Number of Mortgage Loans:                                                 1,039

Average Scheduled Principal Balance:                                   $116,031

Weighted Average Gross Current Rate:                                      6.239%

Weighted Average Net Rate(7):                                             5.879%

Weighted Average FICO Score(8):                                             645

Weighted Average Current Amortized LTV Ratio(9):                          89.39%

Weighted Average Stated Remaining Term (months):                            331

Weighted Average Seasoning (months):                                         14
================================================================================

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7)   Net Rate represents Gross Current Rate less Servicing and Trustee fees.

(8)   89% of the loans have FICO scores updated as of June 2003.

(9) Current Amortized LTV is defined as the current scheduled balance divided by property value.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") acquired from Bank of America, N.A. ("B of A") (approximately 88.23% of the Mortgage Loans by Cut-off Date scheduled principal balance) and Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 11.77% of the Mortgage Loans by Cut-off Date scheduled principal balance).

o As of October 1, 2003, approximately 96.49% of the Mortgage Loans by Cut-off Date scheduled principal balance are current and approximately 3.51% of the Mortgage Loans by Cut-off Date scheduled principal balance are 30-59 days delinquent.

o     The Mortgage Loans will be serviced by B of A and Wells.

o Credit support for the Certificates will be provided through excess spread, overcollateralization, subordination and a Financial Guarantee Provider insurance policy covering the Class A-1 Certificates.

o The transaction will be modeled on Intex as "GSA03SE2" and on Bloomberg as "GSAMP 2003-SEA2".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table

Expected Closing Date:                    October 31, 2003

Cut-off Date:                             October 1, 2003

Expected Pricing Date:                    On or before October 28, 2003

First Distribution Date:                  November 25, 2003

Key Terms

Offered Certificates:                     Class A-1, Class M-1 and Class B-1
                                          Certificates

Class B Certificates:                     Class B-1 and Class B-2 Certificates

Manager:                                  Goldman, Sachs & Co.

Depositor:                                GS Mortgage Securities Corp.

Servicers:                                Bank of America, N.A. and Wells Fargo
                                          Home Mortgage, Inc.

Trustee:                                  JPMorgan Chase Bank

Financial Guarantee Provider:             A financial guarantee insurance policy
                                          will be issued with respect to the
                                          Class A-1 Certificates by AMBAC
                                          Assurance Corp. ("AMBAC"). The
                                          Financial Guarantee Provider will
                                          unconditionally and irrevocably
                                          guarantee timely payments of interest
                                          and the full payment of principal on
                                          the final maturity date of the Class
                                          A-1 Certificates.

Servicing Fee Rate:                       35 bps per annum

Trustee Fee Rate:                         1 bp per annum

Financial Guarantee Provider Insurance    15 bps per annum
Premium Rate:

Distribution Date:                        25th day of the month or the following
                                          Business Day

Record Date:                              For any Distribution Date, the last
                                          Business Day of the accrual period

Delay Days:                               24 days delay on all certificates

Day Count:                                30/360 basis

Interest Accrual:                         The calendar month preceding the month
                                          in which such Distribution Date occurs

Pricing Prepayment Assumption:            30% CPR for loans with gross WAC
                                          greater than or equal to 6.00%
                                          10% CPR for loans with gross WAC less
                                          than 6.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest rate on the
                                          Offered Certificates, resulting in
                                          excess cash flow calculated in the
                                          following manner:

                                          Initial Gross WAC:                                            6.239%

                                             Less Fees & Expenses (1):                                  0.498%

                                          Net WAC:                                                      5.741%

                                             Less Initial Weighted Average Certificate Coupon:          4.521%

                                          Initial Excess Spread:                                        1.220%

                                          (1) Includes the Servicing
                                              Fee, Trustee Fee and
                                              Financial Guarantee
                                              Provider insurance
                                              premium.

Advancing:                                Each Servicer will advance principal
                                          and interest in respect of all loans
                                          it services.

Compensating Interest:                    B of A will provide Compensating
                                          Interest with respect to the Mortgage
                                          Loans it services in an amount equal
                                          to the lesser of (A) the aggregate of
                                          the Prepayment Interest Shortfalls on
                                          the Mortgage Loans for the related
                                          Distribution Date resulting from
                                          principal prepayments on the
                                          applicable Mortgage Loans during the
                                          related prepayment period and (B) the
                                          applicable aggregate Servicing Fee
                                          received for the related Distribution
                                          Date.

                                          Wells will provide Compensating
                                          Interest with respect to the Mortgage
                                          Loans serviced by it in an amount
                                          equal to the aggregate of the
                                          Prepayment Interest Shortfalls on the
                                          Mortgage Loans for the related
                                          Distribution Date resulting from
                                          principal prepayments on the
                                          applicable Mortgage Loans during the
                                          related prepayment period.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call to be held, in order of
                                          priority and subject to certain
                                          requirements in the pooling and
                                          servicing agreement, by (i) the
                                          majority holder of the excess cash
                                          flow certificates, (ii) any holder of
                                          the excess cash flow certificates, and
                                          (iii) the Financial Guarantee
                                          Provider.

Rating Agencies:                          Moody's Investors Service, Inc. and
                                          Standard & Poor's Ratings Group

Minimum Denomination:                     Class A-1 Certificates - $25,000
                                          Class M-1 Certificates and Class B-1
                                          Certificates - $250,000

Legal Investment:                         The Class A-1 Certificates are SMMEA
                                          eligible at settlement

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to the Class A-1 Certificates
                                          only. However, prospective purchasers
                                          should consult their own counsel.

Tax Treatment:                            All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract.

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to a prospectus
                                          supplemented by a prospectus
                                          supplement (together, the
                                          "Prospectus"). Complete information
                                          with respect to the Offered
                                          Certificates and the underlying
                                          Mortgage Loans will be contained in
                                          the Prospectus. The information herein
                                          is qualified in its entirety by the
                                          information appearing in the
                                          Prospectus. To the extent that the
                                          information herein is inconsistent
                                          with the Prospectus, the Prospectus
                                          shall govern in all respects. Sales of
                                          the Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Prospectus.

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Offered Certificates, at the applicable pass-through rates that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Date.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cashflow from the Mortgage Loans, (2) overcollateralization, (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) a financial guarantee insurance policy provided by the Financial Guarantee Provider for the benefit of the Class A-1 Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount on such Distribution Date) by (y) the scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A-1 Certificates is greater than or equal to 18.90%.

------------------------------------------------------------------------------------------------------------------------------------
                   Class                          Initial Subordination Percentage*                Step-Down Date Percentage**
------------------------------------------------------------------------------------------------------------------------------------
                    A-1                                         8.25%                                        18.90%
------------------------------------------------------------------------------------------------------------------------------------
                    M-1                                         5.00%                                        12.40%
------------------------------------------------------------------------------------------------------------------------------------
                    B-1                                         2.45%                                         7.30%
------------------------------------------------------------------------------------------------------------------------------------
                    B-2                                          N/A                                           N/A
------------------------------------------------------------------------------------------------------------------------------------

* % of original collateral balance (assuming initial OC of 0.10% building to a target of 1.30%)

**    % of collateral balance as of each Distribution Date


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 75.0% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the percentages set forth below:

----------------------------------------------- --------------------------------------------------------------------------
              Distribution Dates                                        Cumulative Realized Loss Percentage
----------------------------------------------- --------------------------------------------------------------------------
         November 2006 - October 2007                          1.00% for the first month, plus an additional 1/12th
                                                                        of 1.00% for each month thereafter,
----------------------------------------------- --------------------------------------------------------------------------
         November 2007 - October 2008                          2.00% for the first month, plus an additional 1/12th
                                                                        of 0.50% for each month thereafter,
----------------------------------------------- --------------------------------------------------------------------------
         November 2008 - October 2009                          2.50% for the first month, plus an additional 1/12th
                                                                        of 0.25% for each month thereafter,
----------------------------------------------- --------------------------------------------------------------------------
         November 2009 - October 2010                          2.75% for the first month, plus an additional 1/12th
                                                                        of 0.25% for each month thereafter,
----------------------------------------------- --------------------------------------------------------------------------
           November 2010 and after                                                     3.00%
----------------------------------------------- --------------------------------------------------------------------------

Step-Up Pass-Through Rates. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call is first exercisable, if the call is not exercised. The pass-through rate for the Class A-1 Certificates will increase by 0.50% and the pass-through rates for the Class M-1 and Class B Certificates will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee and Trustee Fee, and solely for purposes of determining the Pass-Through Rate on the A-1 Certificates, the Financial Guarantee Provider Insurance Premium (calculated on a 30/360 day count basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A-1 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider,

(c)   to the Class M-1 Certificates, its Accrued Certificate Interest, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on and after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (iv) any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and

      (v) sequentially, to the Class M-1, Class B-1 and Class B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium.

Accrued Certificate Interest. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal received by each servicer on or prior to the related determination date or advanced by the Servicers with respect to such Distribution Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds, and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans (less Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the Target Overcollateralization Amount for such Distribution Date.

Overcollateralization Deficiency Amount. For any Distribution Date is the excess, if any, of (i) the Target Overcollateralization Amount, over (ii) the actual overcollateralization for such Distribution Date.

Target Overcollateralization Amount: For any Distribution Date, (i) prior to the Step-down Date, 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, or (ii) on and after the Step-down Date, the greater of (x) 2.60% of the aggregate scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs, and (y) 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date provided that upon the occurrence and during the continuance of a Trigger Event, the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the immediately preceding Distribution Date.

Class A-1 Principal Distribution Amount. On and after the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (a) the product of (i) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.10%, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

            (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution
                  Date), and

            (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

            (a) the product of (i) approximately 87.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

            (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.

Class B-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

            (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution
                  Date),

            (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                  Date),

            (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

            (a) the product of (i) approximately 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

            (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

            (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution
                  Date),

            (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                  Date),

            (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
                  Date),

            (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

            (a) the product of (i) approximately 97.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

            (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans (All Collateral) (1)

Scheduled Principal Balance:                                       $120,555,754

Number of Mortgage Loans:                                                 1,039

Average Scheduled Principal Balance:                                   $116,031

Weighted Average Gross Coupon:                                            6.239%

Weighted Average Net Coupon(2):                                           5.879%

Weighted Average FICO Score(3):                                             645

Weighted Average Current Amortized LTV Ratio(4):                          89.39%

Weighted Average Stated Remaining Term (months):                            331

Weighted Average Seasoning (months):                                         14

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(2)   Net Rate represents Gross Current Rate less Servicing and Trustee fees.

(3)   89% of the loans have FICO scores updated as of June 2003.

(4) Current Amortized LTV is defined as the current scheduled balance divided by property value.

                    Distribution by Current Principal Balance

                                     Aggregate
                       Number Of     Principal    Pct Of Mort                                  Average     Weighted Avg
 Current Principal     Mortgage       Balance     Pool By Agg                 Weighted Avg    Principal       Current      Pct Owner
      Balance            Loans      Outstanding     Prin Bal    Gross Coupon      FICO         Balance     Amortized LTV   Occupied
--------------------   ---------   ------------   -----------   ------------  ------------    ---------    -------------   ---------
 $50,000 & Below            60       $2,253,189       1.87%         6.786%         646         $37,553         84.22%        85.07%
 $50,001 - $75,000         141        9,119,457       7.56          6.495          639          64,677         88.50         95.91
 $75,001 - $100,000        279       24,614,276      20.42          6.028          644          88,223         90.96         97.94
 $100,001 - $125,000       284       31,465,418      26.10          5.978          644         110,794         91.59         97.87
 $125,001 - $150,000        97       13,280,311      11.02          6.371          660         136,910         89.56         98.88
 $150,001 - $200,000        97       16,542,284      13.72          6.386          642         170,539         89.59         95.54
 $200,001 - $250,000        37        8,178,948       6.78          6.326          645         221,053         86.58         94.33
 $250,001 - $300,000        14        3,988,162       3.31          6.301          646         284,869         87.25        100.00
 $300,001 - $350,000        12        3,921,937       3.25          6.903          647         326,828         90.22         91.73
 $350,001 & Above           18        7,191,772       5.97          6.536          639         399,543         80.27         94.77
--------------------    ------     ------------    -------       --------        -----        --------       -------       -------
 TOTAL                   1,039     $120,555,754     100.00%         6.239%         645        $116,031         89.39%        96.73%
====================    ======     ============    =======       ========        =====        ========       =======       =======

                            Distribution by Servicer

                                     Aggregate
                     Number Of       Principal       Pct Of Mort                             Average     Weighted Avg
                     Mortgage         Balance        Pool By Agg    Gross      Weighted     Principal       Current      Pct Owner
     Servicer          Loans        Outstanding       Prin Bal     Coupon      Avg FICO      Balance     Amortized LTV   Occupied
----------------     ---------     ------------      -----------   ------      --------     ---------    -------------   ---------
 Bank of America         930       $106,366,874         88.23%      6.085%        643        $114,373        90.68%        97.71%
 Wells Fargo             109         14,188,880         11.77       7.400         657         130,173        79.69         89.43
----------------     -------       ------------        ------      ------       -----       ---------       ------        ------
 TOTAL                 1,039       $120,555,754        100.00%      6.239%        645        $116,031        89.39%        96.73%
================     =======       ============        ======      ======       =====       =========       ======        ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                     Aggregate                                                               Weighted
                      Number Of      Principal     Pct Of Mort                                 Average     Avg Current
                       Mortgage       Balance      Pool By Agg                   Weighted     Principal     Amortized     Pct Owner
    Current Rate        Loans       Outstanding      Prin Bal    Gross Coupon    Avg FICO      Balance         LTV         Occupied
-----------------     ---------     -----------    -----------   ------------    --------     ---------    -----------    ---------
 5.99% & Below            429       $47,127,974       39.09%         5.448%         650       $109,855        91.53%        98.37%
 6.00- 6.49%              256        30,470,165       25.27          6.162          648        119,024        90.02         98.02
 6.50- 7.99%              176        21,885,881       18.15          6.730          641        124,352        86.57         96.45
 7.00- 7.49%               87        11,291,336        9.37          7.155          632        129,785        86.19         93.38
 7.50- 7.99%               35         4,458,031        3.70          7.617          639        127,372        84.08         89.48
 8.00- 8.49%               21         2,109,512        1.75          8.222          648        100,453        88.30        100.00
 8.50- 8.99%               25         2,419,136        2.01          8.599          640         96,765        89.44         77.72
 9.00% & Above             10           793,720        0.66          9.430          611         79,372        93.75         95.32
-----------------      ------      ------------      ------         ------         ----       --------       ------        ------
 TOTAL                  1,039      $120,555,754      100.00%         6.239%         645       $116,031        89.39%        96.73%
=================      ======      ============      ======         ======         ====       ========       ======        ======


                              Distribution by FICO

                                 Aggregate                                                                  Weighted
                  Number Of      Principal     Pct Of Mort                                    Average     Avg Current
                  Mortgage        Balance      Pool By Agg                  Weighted Avg     Principal     Amortized      Pct Owner
     FICO           Loans       Outstanding     Prin Bal    Gross Coupon        FICO          Balance         LTV         Occupied
------------      ---------    -------------   -----------  ------------    ------------     ---------    -----------     ---------
 740 & Above          17         $1,797,882       1.49%         6.752%          766          $105,758        73.22%         87.68%
 720-739              14          1,809,753       1.50          6.491           730           129,268        86.27          84.02
 700-719              11          1,469,207       1.22          7.027           706           133,564        80.53          94.53
 680-699             212         26,054,138      21.61          6.103           689           122,897        89.51          96.38
 660-679             199         22,627,467      18.77          6.156           670           113,706        90.15          93.65
 640-659             176         20,102,967      16.68          6.186           650           114,221        89.80          97.57
 620-639             139         15,555,654      12.90          6.160           630           111,911        89.06          97.13
 600-619              93         10,009,171       8.30          6.257           609           107,625        90.63          99.68
 580-599              71          7,518,535       6.24          6.173           589           105,895        91.51         100.00
 560-579              49          6,571,728       5.45          6.579           569           134,117        88.74         100.00
 540-559              30          4,069,705       3.38          6.546           555           135,657        90.73         100.00
 539 & Below          28          2,969,546       2.46          6.926           509           106,055        87.56         100.00
------------      ------       ------------     ------         ------         -----         ---------       ------         ------
 TOTAL             1,039       $120,555,754     100.00%         6.239%          645          $116,031        89.39%         96.73%
============      ======       ============     ======         ======         =====         =========       ======         ======


                      Distribution by Current Amortized LTV

                                  Aggregate
                     Number Of    Principal     Pct Of Mort                                  Average     Weighted Avg
     Current         Mortgage      Balance      Pool By Agg                 Weighted Avg    Principal       Current      Pct Owner
  Amortized LTV        Loans     Outstanding     Prin Bal     Gross Coupon      FICO         Balance     Amortized LTV    Occupied
----------------     ---------  -------------   -----------   ------------  ------------    ---------    -------------   ---------
 70.00% & Below           34      $4,133,630       3.43%         6.948%         650         $121,577         57.84%        80.82%
 70.01 - 80.00%           37       5,977,165       4.96          6.786          657          161,545         75.86         93.37
 80.01 - 85.00%          129      14,302,751      11.86          6.369          643          110,874         82.84         96.83
 85.01 - 90.00%          261      31,822,251      26.40          6.288          648          121,924         87.96         93.04
 90.01 - 95.00%          280      31,501,663      26.13          6.194          647          112,506         93.31         99.75
 95.01 - 100.00%         296      32,601,243      27.04          5.983          638          110,139         96.25        100.00
 100.01 -105.00%           2         217,051       0.18          7.145          598          108,525        103.91        100.00
----------------      ------    ------------     ------         ------        -----         --------       -------        ------
 TOTAL                 1,039    $120,555,754     100.00%         6.239%         645         $116,031         89.39%        96.73%
================      ======    ============     ======         ======        =====         ========       =======        ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Primary Mortgage Insurance

                                     Aggregate                                                                Weighted
                      Number Of      Principal     Pct Of Mort                                 Average      Avg Current
  Primary Mortgage    Mortgage        Balance      Pool By Agg                  Weighted      Principal      Amortized     Pct Owner
     Insurance          Loans       Outstanding      Prin Bal    Gross Coupon   Avg FICO       Balance          LTV        Occupied
------------------    ---------    -------------   -----------   ------------   --------      ---------     -----------    ---------
Over 80 No MI             543       $56,259,123       46.67%         5.882%        643        $103,608         92.19%        98.94%
GE                        138        17,089,320       14.18          6.233         648         123,836         90.34         98.46
UNITED                    103        13,542,289       11.23          6.553         646         131,479         90.28         93.40
RMIC                       90        11,347,280        9.41          6.446         652         126,081         89.92         95.40
UNDER 80                   68        10,052,145        8.34          6.846         654         147,826         68.51         88.17
MGIC                       45         5,898,529        4.89          7.131         618         131,078         92.28         96.03
PMI                        45         5,738,383        4.76          6.363         650         127,520         89.25         99.01
TRIAD                       3           246,528        0.20          7.846         678          82,176         92.73         72.80
COMMONWEALTH                2           200,493        0.17         10.250         645         100,247         95.06        100.00
RADIAN                      2           181,664        0.15          8.057         664          90,832         85.29         35.09
------------------    -------      ------------      ------         ------        ----        --------       -------        ------
TOTAL                   1,039      $120,555,754      100.00%         6.239%        645        $116,031         89.39%        96.73%
==================    =======      ============      ======         ======        ====        ========       =======        ======


                          Distribution by Loan Purpose

                                                Aggregate                                                 Weighted
                                   Number Of    Principal   Pct Of Mort                        Average   Avg Current
                                   Mortgage      Balance    Pool By Agg   Gross    Weighted   Principal   Amortized   Pct Owner
       Loan Purpose                  Loans     Outstanding   Prin Bal     Coupon   Avg FICO    Balance       LTV       Occupied
--------------------------------   ---------  ------------  -----------   ------   --------   ---------  -----------  ---------
Purchase or Construction to Perm       821     $92,618,448     76.83%     6.200%      643     $112,812      91.47%      97.11%
Rate/Term Refinance                    153      18,986,963     15.75      6.112       648      124,098      85.76       97.74
Cash-Out Refinance                      65       8,950,342      7.42      6.918       662      137,698      75.52       90.70
--------------------------------    ------    ------------   -------      -----      ----     --------     ------      ------
TOTAL                                1,039    $120,555,754    100.00%     6.239%      645     $116,031      89.39%      96.73%
================================    ======    ============   =======      =====      ====     ========     ======      ======

                        Distribution by Occupancy Status

                                 Aggregate
                   Number Of     Principal     Pct Of Mort                                   Average     Weighted Avg
   Occupancy       Mortgage       Balance      Pool By Agg                    Weighted      Principal       Current      Pct Owner
    Status           Loans      Outstanding     Prin Bal     Gross Coupon     Avg FICO       Balance     Amortized LTV    Occupied
--------------     ---------    ------------   -----------   ------------     --------      ---------    -------------   ---------
Owner Occupied        1001      $116,616,666      96.73%         6.214%          644        $116,500         89.69%       100.00%
Second Home             23         2,828,736       2.35          7.132           676         122,989         78.05          0.00
Non-Owner               15         1,110,353       0.92          6.586           680          74,024         86.37          0.00
--------------      ------      ------------    -------         ------          ----        --------        ------        ------
TOTAL                1,039      $120,555,754     100.00%         6.239%          645        $116,031         89.39%        96.73%
==============      ======      ============    =======         ======          ====        ========        ======        ======

                          Distribution by Property Type

                                       Aggregate                                                          Weighted
                          Number Of    Principal     Pct Of Mort                             Average    Avg Current
                          Mortgage      Balance      Pool By Agg     Gross     Weighted     Principal    Amortized     Pct Owner
     Property Type          Loans     Outstanding      Prin Bal     Coupon     Avg FICO      Balance        LTV        Occupied
-----------------------   ---------  -------------   -----------    ------     --------     ---------   -----------    ---------
Single Family Residence       638     $73,214,092       60.73%       6.345%       646        $114,756      88.40%        96.30%
PUD                           242      30,312,115       25.14        5.888        645         125,257      92.18         98.47
Condominium                   129      12,357,684       10.25        6.325        647          95,796      89.24         97.08
Two-Four Family                24       3,646,294        3.02        6.645        629         151,929      87.31         88.81
Townhouse                       4         563,147        0.47        6.803        621         140,787      85.57        100.00
Cooperative                     2         462,422        0.38        6.351        677         231,211      87.77        100.00
-----------------------    ------    ------------     -------       ------       ----        --------     ------        ------
TOTAL                       1,039    $120,555,754      100.00%       6.239%       645        $116,031      89.39%        96.73%
=======================    ======    ============     =======       ======       ====        =========    ======        ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                     Aggregate                                                              Weighted
                       Number Of     Principal    Pct Of Mort                                  Average     Avg Current
                       Mortgage       Balance     Pool By Agg                 Weighted Avg    Principal     Amortized     Pct Owner
       State             Loans      Outstanding     Prin Bal    Gross Coupon      FICO         Balance         LTV         Occupied
--------------------   ---------   -------------  -----------   ------------  ------------    ---------    -----------    ---------
Texas                     232       $22,348,390      18.54%        5.551%          640         $96,329        92.61%       100.00%
Florida                   200        20,532,875      17.03         6.368           642         102,664        87.56         96.57
New Mexico                 77         7,847,012       6.51         6.108           635         101,909        94.73        100.00
Maryland                   59         7,569,024       6.28         6.270           636         128,289        90.38         98.74
California(Southern)       43         7,149,212       5.93         6.537           645         166,261        89.25        100.00
California(Northern)       32         6,034,774       5.01         6.242           659         188,587        88.34         95.79
North Carolina             50         5,867,047       4.87         6.143           641         117,341        90.77         92.50
Arizona                    46         5,301,066       4.40         6.518           647         115,241        92.11         95.58
Georgia                    41         5,211,736       4.32         6.469           643         127,116        90.23         97.78
District of Columbia       33         4,433,088       3.68         6.168           638         134,336        89.11        100.00
South Carolina             27         3,667,541       3.04         6.286           663         135,835        85.49         88.87
Others                    199        24,593,988      20.40         6.622           654         123,588        85.81         93.14
--------------------  -------      ------------    -------        ------          ----        --------       ------        ------
TOTAL                   1,039      $120,555,754     100.00%        6.239%          645        $116,031        89.39%        96.73%
====================  =======      ============    =======        ======          ====        ========       ======        ======


                            Distribution by Zip Code

                               Aggregate                                                                  Weighted
                 Number Of     Principal     Pct Of Mort                                    Average     Avg Current
                 Mortgage       Balance      Pool By Agg                  Weighted Avg     Principal     Amortized      Pct Owner
   Zip Code        Loans      Outstanding     Prin Bal     Gross Coupon       FICO          Balance         LTV         Occupied
-------------    ---------   -------------   -----------   ------------   ------------     ---------    -----------     ---------
 87121               43        $4,259,772       3.53%         6.072%          637           $99,064        95.21%        100.00%
 77449               18         1,823,879       1.51          5.313           635           101,327        95.14         100.00
 77085               13         1,195,337       0.99          5.342           635            91,949        92.07         100.00
 77084               11         1,129,058       0.94          5.047           663           102,642        95.18         100.00
 87114               10         1,080,488       0.90          6.214           604           108,049        95.92         100.00
 77082                9           959,513       0.80          5.325           655           106,613        93.82         100.00
 20002                7           949,882       0.79          6.317           659           135,697        91.38         100.00
 20019                7           796,904       0.66          6.193           653           113,843        86.44         100.00
 77053                8           795,476       0.66          5.221           631            99,435        93.80         100.00
 77083                8           790,191       0.66          5.309           637            98,774        95.65         100.00
 Others             905       106,775,255      88.57          6.307           646           117,984        88.78          96.31
-------------    ------      ------------     ------         ------          ----          --------       ------         ------
 TOTAL            1,039      $120,555,754     100.00%         6.239%          645          $116,031        89.39%         96.73%
=============    ======      ============     ======         ======          ====          ========       ======         ======


                  Distribution by Remaining Months to Maturity

                                 Aggregate
  Remaining      Number Of       Principal     Pct Of Mort                                   Average     Weighted Avg
  Months To      Mortgage         Balance      Pool By Agg                  Weighted Avg    Principal       Current      Pct Owner
  Maturity         Loans        Outstanding     Prin Bal     Gross Coupon      FICO          Balance     Amortized LTV    Occupied
-----------      ---------     -------------   -----------   ------------   ------------    ---------    -------------   ---------
 0 - 180             77          $8,197,341        6.80%        6.169%          668         $106,459         78.51%        85.96%
 181 - 240           14           1,557,603        1.29         6.727           665          111,257         85.06        100.00
 241 - 300           40           4,552,104        3.78         7.078           657          113,803         81.16         93.87
 301 - 360          908         106,248,707       88.13         6.202           642          117,014         90.64         97.64
-----------       -----        ------------      ------        ------          ----         --------        ------        ------
 TOTAL            1,039        $120,555,754      100.00%        6.239%          645         $116,031         89.39%        96.73%
===========       =====        ============      ======        ======          ====         ========        ======        ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Age

                                     Aggregate                                                               Weighted
                      Number Of      Principal     Pct Of Mort                                  Average     Avg Current
                       Mortgage       Balance      Pool By Agg                   Weighted      Principal     Amortized    Pct Owner
      Age               Loans       Outstanding      Prin Bal    Gross Coupon    Avg FICO       Balance         LTV        Occupied
--------------        ---------    ------------    -----------   ------------    --------      ---------    -----------   ---------
0 - 6 Months               234      $28,437,168       23.59%        5.572%          653        $121,526        91.78%       97.22%
7 - 12 Months              438       48,252,765       40.03         5.933           644         110,166        91.65        97.68
13 - 18 Months             177       20,408,032       16.93         6.889           642         115,300        87.71        97.35
19 - 24 Months             115       14,538,979       12.06         6.904           644         126,426        85.53        94.87
25 - 30 Months              23        3,252,247        2.70         7.585           655         141,402        83.99        88.89
31 - 36 Months               6        1,238,214        1.03         7.732           604         206,369        73.73       100.00
37 - 42 Months               4          397,352        0.33         8.327           574          99,338        83.83       100.00
43+ Months                  42        4,030,996        3.34         7.177           633          95,976        77.56        90.55
--------------         -------     ------------      ------        ------          ----        --------       ------       ------
TOTAL                    1,039     $120,555,754      100.00%        6.239%          645        $116,031        89.39%       96.73%
==============         =======     ============      ======        ======          ====        ========       ======       ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.